EXHIBIT 10.2

***  Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission.  A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. #01

EFFECTIVE AUGUST 18, 2009
TO
PROFESSIONAL SERVICES AGREEMENT
FOR

TXU ENERGY'S
2009 iTHERMOSTAT PROGRAM
AN INTERNET BASED LOAD MANAGEMENT SYSTEM
WITH ZIBEE HOME AREA NETWORK

BY AND BETWEEN
COMVERGE INC.
AND
TXU ENERGY RETAIL COMPANY LLC

DATED APRIL 15, 2009

CONTRACT NO. C 0600559 C

Redacted Version

AMENDMENT NO. #01

The Effective Date of the Amendment is August 18, 2009

This Amendment modifies, alters or changes specific terms and conditions of Contract No. C 0600559 C ("Agreement") that exists between the parties hereto. Except as modified in this Amendment or previous amendments, the Agreement will remain in full force and effect.

The Agreement is modified as follows:

Attachment 1 "Statement of Work Document" to the Agreement is
being modified as follows:

The following language is hereby added to the end of the first paragraph of "Introduction and Background":
CONTRACTOR will also be providing hardware, software and professional services for the COMPANY iThermostat project in support of Commercial and Industrial customers.

The second paragraph of Article 1. "Hardware" IS hereby
deleted and replaced with the following:

***.

The following new language is hereby inserted as a new
subsection, entitled "C & I Portal Scope," into Article 1
"Hardware" :
C & I PORTAL SCOPE:
• ***
• ***
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EFFECTIVE DATE PURPOSE MODIFICATIONS ATTACHMENT 1 INTRODUCTION AND BACKGROUND HARDWARE C & I PORTAL SCOPE

AMENDMENT NO. #01

The cost of the C & I Portal is hereby inserted into the "Pricing/ Budget" provision as a new line item:                                                            BUDGET/PRICING

Description	Pricing	Unit	#Units	Sub-Totals
***	***	***	***	***
			*** Total	***

The parties have signed this Amendment acknowledging their agreement to its provisions as of the effective Date.

Comverge Inc.                                                                                                  TXU Energy Retail Company LLC

By:  ___/s/ Arthur Vos____________________                                                                           By:  _/s/ Nancy F. Perry___________________
Signature                                                                                         Signature

Name:  _Arthur Vos_____________________                                                                              Name:  ___Nancy F. Perry_________________

Title:   _Executive Vice President, CTO_____                                                                                   Title:  ___________VP____________________

Date:  __January 13, 2010________________                                                                                 Date:  ___1/15/10________________________